Total Capital and Net Income Per Unit	9 Months Ended
Sep. 30, 2021
Equity [Abstract]
Total Capital and Net (Loss) Income Per Unit	and Net Income Per Common Unit
As at September 30, 2021, approximately 58.7% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 1.8% general partner interest, were held by subsidiaries of Teekay Corporation. All of the Partnership's outstanding Series A Cumulative Redeemable Perpetual Preferred Units (or the Series A Preferred Units) and Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (or the Series B Preferred Units) are held by the public.

On May 11, 2020, Teekay Corporation and the Partnership agreed to eliminate all of the Partnership's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a Teekay Corporation subsidiary of 10.75 million newly-issued common units of the Partnership. The common units were valued at $122.6 million, based on the prevailing unit price at the time of issuance. This transaction has decreased the General Partner’s equity by $2.3 million representing its 1.8% proportionate share of the cost to eliminate the incentive distribution rights. This transaction has increased the limited partners’ equity by $2.3 million, representing the excess value of the common units issued over its 98.2% share of the cost to eliminate the incentive distribution rights. Subsequent to the elimination of the Partnership’s incentive distribution rights, the amount of net income attributable to the limited partners and General Partner is based on the limited partners' and General Partner’s respective ownership percentages.

Net Income Per Common Unit

Limited partners' interest in net income per common unit is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the General Partner’s interest and the distributions on the Series A and Series B Preferred Units, by the weighted-average number of common units outstanding during the period. The distributions payable on the Series A and Series B Preferred Units for the three and nine months ended September 30, 2021 and 2020 were $6.4 million and $19.3 million, respectively.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	$	$	$	$
Limited partners' interest in net income for basic and diluted net income per common unit	59,487	33,255	185,267	32,421
Weighted average number of common units (i)	87,120,897	86,951,234	87,081,753	82,010,753
Dilutive effect of unit-based compensation	112,094	89,812	136,657	99,073
Weighted average number of common units and common unit equivalents	87,232,991	87,041,046	87,218,410	82,109,826
Limited partners' interest in net income per common unit:
Basic	0.68	0.38	2.13	0.40
Diluted	0.68	0.38	2.12	0.39

(i) Includes common units related to non-forfeitable unit-based compensation.
Common Unit RepurchasesIn December 2018, the Partnership announced that the General Partner's Board of Directors authorized a common unit repurchase program for the repurchase of up to $100 million of the Partnership's common units. During the nine months ended September 30, 2020, the Partnership repurchased 1.4 million common units for $15.3 million, and associated general partnership interest of $0.3 million. Since the announcement of the common unit repurchase program, the Partnership has repurchased a total of 3.6 million common units for a total cost of $44.2 million. As at September 30, 2021, the remaining dollar value of units that may be purchased under the program is approximately $55.8 million.